                                                                    EXHIBIT 99.1

                         UNITED STATES BANKRUPTCY COURT
                         NORTHERN DISTRICT OF CALIFORNIA

In re: Beyond.com Corporation                          CASE NO. 02-50441

                                                       CHAPTER 11
                                                       MONTHLY OPERATING REPORT
                                                       (GENERAL BUSINESS CASE)

                           SUMMARY OF FINANCIAL STATUS

         MONTH ENDED: May-03                             PETITION DATE: 01/24/02

1. Debtor in possession (or trustee) hereby submits this Monthly Operating Report on the Accrual Basis of accounting (or if checked here X the
                                                                       ---
         Office of the U.S. Trustee or the Court has approved the Cash Basis of Accounting for the Debtor).
         Dollars reported in $1

                                                                          END OF CURRENT    END OF PRIOR    AS OF PETITION
                                                                              MONTH             MONTH           FILING
                                                                          --------------    ------------    --------------
2.       ASSET AND LIABILITY STRUCTURE
         a.  Current Assets                                               $    8,280,344    $  8,625,915
                                                                          --------------    ------------
         b.  Total Assets                                                 $    8,280,344    $  8,625,915
                                                                          --------------    ------------    --------------
         c.  Current Liabilities                                          $    5,708,078    $  6,010,520
                                                                          --------------    ------------
         d.  Total Liabilities                                            $   46,576,437    $  4,687,889
                                                                          --------------    ------------    --------------

                                                                                                              CUMULATIVE
                                                                           CURRENT MONTH    PRIOR MONTH     (CASE TO DATE)
                                                                           -------------    -----------     --------------
3.       STATEMENT OF CASH RECEIPTS & DISBURSEMENTS FOR MONTH
         a.  Total Receipts                                                $   2,196,542    $    856,601    $   21,830,768
                                                                           -------------    ------------    --------------
         b.  Total Disbursements                                           $      44,869    $     61,859    $   18,053,375
                                                                           -------------    ------------    --------------
         c.  Excess (Deficiency) of Receipts Over Disbursements (a - b)    $   2,151,673    $    794,642    $    3,777,393
                                                                           -------------    ------------    --------------
         d.  Cash Balance Beginning of Month                               $   6,165,786    $  5,371,144    $    5,371,144
                                                                           -------------    ------------    --------------
         e.  Cash Balance End of Month (c + d)                             $   8,317,459    $  6,165,786    $    8,317,459
                                                                           -------------    ------------    --------------

                                                                                                              CUMULATIVE
                                                                           CURRENT MONTH    PRIOR MONTH     (CASE TO DATE)
                                                                           -------------    -----------     --------------
4.       PROFIT/(LOSS) FROM THE STATEMENT OF OPERATIONS                   ($      43,205)   $    106,895   ($    8,184,998)
                                                                           -------------    ------------    --------------
5.       ACCOUNT RECEIVABLES (PRE AND POST PETITION)                      ($      98,225)   $    338,790
                                                                           -------------     -----------
6.       POST-PETITION LIABILITIES                                         $   5,708,078    $  6,010,520
                                                                           -------------    ------------
7.       PAST DUE POST-PETITION ACCOUNT PAYABLES (OVER 30 DAYS)            $           0    $          0
                                                                           -------------    ------------

                                                                                                                   YES        NO
                                                                                                                   ---        --
AT THE END OF THIS REPORTING MONTH:
8.       Have any payments been made on pre-petition debt, other than payments in the normal                                  X
         course to secured creditors or lessors? (if yes, attach listing including date of                      --------   --------
         payment, amount of payment and name of payee)
9.       Have any payments been made to professionals? (if yes, attach listing including date of                              X
         payment, amount of payment and name of payee)                                                          --------   --------
10.      If the answer is yes to 8 or 9, were all such payments approved by the court?                              X
                                                                                                                --------   --------
11.      Have any payments been made to officers, insiders, shareholders, relatives? (if yes,                       X
         attach listing including date of payment, amount and reason for payment, and name of payee)            --------   --------
12.      Is the estate insured for replacement cost of assets and for general liability?                                      X
                                                                                                                --------   --------
13.      Are a plan and disclosure statement on file?                                                                         X
                                                                                                                --------   --------
14.      Was there any post-petition borrowing during this reporting period?                                                  X
                                                                                                                --------   --------
15.      Check if paid: Post-petition taxes _____________; U.S. Trustee Quarterly Fees     X
                                                                                        -------
         Check if filing is current for: Post-petition tax reporting and tax returns:      X
                                                                                        -------
         (Attach explanation, if post-petition taxes or U.S. Trustee Quarterly Fees are not paid current or if post-petition tax reporting and tax return filings are not current.)

I declare under penalty of perjury I have reviewed the above summary and attached financial statements, and after making reasonable inquiry believe these documents are correct.

Date: 6/18/2003                              /s/ John Barratt
                                             --------------------------------
                                             Responsible Individual

                                  BALANCE SHEET
                             (GENERAL BUSINESS CASE)
                          FOR THE MONTH ENDED 5/31/2003

ASSETS

                                                                                       FROM SCHEDULES    MARKET VALUE
                                                                                       --------------    ------------
      CURRENT ASSETS

 1       Cash and cash equivalents - unrestricted                                                        $   8,317,459
                                                                                                         -------------
 2       Cash and cash equivalents - restricted                                                          $           0
                                                                                                         -------------
 3       Accounts receivable (net)                                                            A         ($      98,225)
                                                                                                         -------------
 4       Inventory                                                                            B          $           0
                                                                                                         -------------
 5       Prepaid expenses                                                                                $           0
                                                                                                         -------------
 6       Professional retainers                                                                          $           0
                                                                                                         -------------
 7       Other: Deposits                                                                                 $      46,110
                --------------------------------------------                                             -------------
 8              Travel Advance                                                                           $      15,000
                --------------------------------------------                                             -------------
                Digital River Shares Proceed Receivable                                                  $           0
                --------------------------------------------                                             -------------

                                                                                                         -------------
 9    TOTAL CURRENT ASSETS                                                                               $   8,280,344
                                                                                                         -------------
      PROPERTY AND EQUIPMENT (MARKET VALUE)

10       Real property                                                                        C          $           0
                                                                                                         -------------
11       Machinery and equipment                                                              D          $           0
                                                                                                         -------------
12       Furniture and fixtures                                                               D          $           0
                                                                                                         -------------
13       Office equipment                                                                     D          $           0
                                                                                                         -------------
14       Leasehold improvements                                                               D          $           0
                                                                                                         -------------
15       Vehicles                                                                             D          $           0
                                                                                                         -------------
16       Other - Computer Software                                                            D          $           0
                                                                                                         -------------
17                                                                                            D
         ---------------------------------------------------                                             -------------
18                                                                                            D
         ---------------------------------------------------                                             -------------
19                                                                                            D
         ---------------------------------------------------                                             -------------
20                                                                                            D
         ---------------------------------------------------                                             -------------

                                                                                                         -------------
21    TOTAL PROPERTY AND EQUIPMENT                                                                       $           0
                                                                                                         -------------
      OTHER ASSETS
22       Loans to shareholders                                                                           $           0
                                                                                                         -------------
23       Loans to affiliates                                                                             $           0
                                                                                                         -------------
24       Non-current deposits                                                                            $           0
         ---------------------------------------------------                                             -------------
25
         ---------------------------------------------------                                             -------------
26
         ---------------------------------------------------                                             -------------
27
         ---------------------------------------------------                                             -------------

                                                                                                         -------------
28    TOTAL OTHER ASSETS                                                                                 $           0
                                                                                                         -------------

                                                                                                         -------------
29    TOTAL ASSETS                                                                                       $   8,280,344
                                                                                                         =============

NOTE Indicate the method used to estimate the market value of assets (e.g., appraisals; familiarity with comparable market prices, etc.) and the date the value was determined.

                             LIABILITIES AND EQUITY
                             (GENERAL BUSINESS CASE)

    LIABILITIES FROM SCHEDULES

    POST-PETITION

      CURRENT LIABILITIES

30       Salaries and wages                                                                              $           0
                                                                                                         -------------
31       Payroll taxes                                                                                   $           0
                                                                                                         -------------
32       Real and personal property taxes                                                                $           0
                                                                                                         -------------
33       Income taxes                                                                                    $           0
                                                                                                         -------------
34       Sales taxes                                                                                     $           0
                                                                                                         -------------
35       Notes payable (short term)                                                                      $           0
                                                                                                         -------------
36       Accounts payable (trade)                                                             A          $   4,717,582
                                                                                                         -------------
37       Real property lease arrearage                                                                   $     201,656
                                                                                                         -------------
38       Personal property lease arrearage                                                               $           0
                                                                                                         -------------
39       Accrued professional fees                                                                       $           0
                                                                                                         -------------
40       Current portion of long-term post-petition debt (due within 12 months)                          $           0
                                                                                                         -------------
41       Other: Accrued employee expenses                                                                $      15,288
                ---------------------------------------------------------------                          -------------
42       Accrued interest expense                                                                        $     773,551
         ----------------------------------------------------------------------                          -------------
43       Deferred revenue                                                                                $           0
         ----------------------------------------------------------------------                          -------------

                                                                                                         -------------
44    TOTAL CURRENT LIABILITIES                                                                          $   5,708,078
                                                                                                         -------------

                                                                                                         -------------
45       Long-Term Post-Petition Debt, Net of Current Portion                                            $           0
                                                                                                         -------------

                                                                                                         -------------
46    TOTAL POST-PETITION LIABILITIES                                                                    $   5,708,078
                                                                                                         -------------

      PRE-PETITION LIABILITIES (ALLOWED AMOUNT)

47       Secured claims                                                                       F          $           0
                                                                                                         -------------
48       Priority unsecured claims                                                            F          $           0
                                                                                                         -------------
49       General unsecured claims                                                             F          $  40,868,359
                                                                                                         -------------

                                                                                                         -------------
50    TOTAL PRE-PETITION LIABILITIES                                                                     $  40,868,359
                                                                                                         -------------

                                                                                                         -------------
51    TOTAL LIABILITIES                                                                                  $  46,576,437
                                                                                                         -------------
   EQUITY (DEFICIT)
52       Retained Earnings/(Deficit) at time of filing                                                  ($ 319,081,002)
                                                                                                         -------------
53       Capital Stock                                                                                   $ 303,488,282
                                                                                                         -------------
54       Additional paid-in capital                                                                      $           0
                                                                                                         -------------
55       Cumulative profit/(loss) since filing of case                                                  ($   8,184,998)
                                                                                                         -------------
56       Post-petition contributions/(distributions) or (draws)                                          $           0
                                                                                                         -------------
57       Net realized gain (loss) on Investment                                                          $     820,315
         ---------------------------------------------------------                                       -------------
58       Market value adjustment                                                                        ($  15,338,690)
                                                                                                         -------------

                                                                                                         -------------
59    TOTAL EQUITY (DEFICIT)                                                                            ($  38,296,093)
                                                                                                         -------------

                                                                                                         -------------
60    TOTAL LIABILITIES AND EQUITY (DEFICIT)                                                             $   8,280,344
                                                                                                         =============

                         SCHEDULES TO THE BALANCE SHEET

                             (GENERAL BUSINESS CASE)

                                   SCHEDULE A

                      ACCOUNTS RECEIVABLE AND (NET) PAYABLE

                                                    ACCOUNTS RECEIVABLE        ACCOUNTS PAYABLE                 PAST DUE
                                                  [PRE AND POST PETITION]      [POST PETITION]             POST PETITION DEBT
                                                  -----------------------      ---------------             ------------------
RECEIVABLES AND PAYABLES AGINGS
   0 -30 Days                                           $        0             $      4,717,582
                                                        ----------             ----------------
   31-60 Days                                           $        0
                                                        ----------             ----------------
   61-90 Days                                                                                                   $         0
                                                        ----------             ----------------                 -----------
   91+ Days                                            ($   98,225)
                                                        ----------             ----------------
   Total accounts receivable/payable                   ($   98,225)            $      4,717,582
                                                        ----------             ================
   Allowance for doubtful accounts                      $        0
                                                        ----------
   Accounts receivable (net)                           ($   98,225)
                                                        ==========

                                SCHEDULE B
                       INVENTORY/COST OF GOODS SOLD

                                        INVENTORY(IES)
                                          BALANCE AT
TYPES AND AMOUNT OF INVENTORY(IES)       END OF MONTH    COST OF GOODS SOLD
----------------------------------       ------------    ------------------
                                                         Inventory Beginning of Month                                  $         0
                                                                                                                       -----------
                                                         Add -
                                                                                                                       -----------
   Retail/Restaurants -                                   Net purchase                                                 $         0
                                                                                                                       -----------
    Product for resale                                    Direct labor
                                       ---------------                                                                 -----------
                                                          Manufacturing overhead
                                                                                                                       -----------
   Distribution -                                         Freight in
                                                                                                                       -----------
    Products for resale                $             0    Other:
                                       ---------------                                                                 -----------
                                                         Deferred COGS                                                 $         0
                                                         -------------------------------------------------------       -----------
   Manufacturer -                                        Misc Charges (i.e. fulfillment costs, credit card fees)       $         0
                                                         -------------------------------------------------------       -----------
    Raw Materials
                                       ---------------
    Work-in-progress                                     Less -
                                       ---------------
    Finished goods                                        Inventory End of Month                                       $         0
                                       ---------------                                                                 -----------
                                                          Shrinkage (obsolete)                                         $         0
                                                                                                                       -----------
   Other - Explain                                        Personal Use
                                       ---------------                                                                 -----------
   -------------------------------
                                                         COST OF GOODS SOLD                                            $         0
   -------------------------------                                                                                     ===========
   TOTAL                               $             0
                                       ===============

   METHOD OF INVENTORY CONTROL                           Inventory Valuation Methods
   Do you have a functioning perpetual inventory system?  Indicate by a checkmark method of inventory used.
   Yes  x    No
       ---      ---
                                                          Valuation methods -
   How often do you take a complete physical inventory?     FIFO cost
                                                                                                                         ----
     Weekly                                                 LIFO cost
                        ----------                                                                                       ----
     Monthly                                                Lower of cost or market
                        ----------                                                                                       ----
     Quarterly                                              Retail method
                        ----------                                                                                       ----
     Semi-annually                                          Other                                                          x
                        ----------                                                                                       ----
     Annually                x                              Explain
                        ----------
Date of last physical inventory was    11/30/2001 0:00    Perpetual
                                       ---------------    --------------------------------------------------

                                                          --------------------------------------------------
Date of next physical inventory is
                                       ---------------    ---------------------------------------------------

                                   SCHEDULE C
                                  REAL PROPERTY

DESCRIPTION                                                                          COST          MARKET VALUE
                                                                                     ----          ------------
   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------
   TOTAL                                                                        $              0   $          0
                                                                                ================   ============

                                   SCHEDULE D
                            OTHER DEPRECIABLE ASSETS

DESCRIPTION                                                                          COST          MARKET VALUE
                                                                                     ----          ------------
MACHINERY & EQUIPMENT -
   Computers, Laptops, Servers, Dataports, Routers                              $     11,436,212   $          0
   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------
   TOTAL                                                                        $     11,436,212   $          0
                                                                                ================   ============

FURNITURE & FIXTURES -
   Cubicles, Workstations, Chairs, Tables                                       $      1,237,837   $          0
   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------
   TOTAL                                                                        $      1,237,837   $          0
                                                                                ================   ============

OFFICE EQUIPMENT -
   Phone Systems, Fax Machines                                                  $        399,374   $          0
   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------
   TOTAL                                                                        $        399,374   $          0
                                                                                ================   ============

LEASEHOLD IMPROVEMENTS -
   Security Systems, Repairs, Sign, Electrical Services                         $        939,792   $          0
   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------
   TOTAL                                                                        $        939,792   $          0
                                                                                ================   ============

VEHICLES -
   Ford Van                                                                     $         29,006   $          0
   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------
   TOTAL                                                                        $         29,006   $          0
                                                                                ================   ============

COMPUTER SOFTWARE - OTHER -
   Sybase, Weblogic, Silknet, SAP, Verisign, Licenses                           $      4,416,137   $          0
   -------------------------------------------------------------------------    ----------------   ------------
   Construction in Progress - Enterprise License Maint A greement, SAP          $      3,098,668   $          0
   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------

   -------------------------------------------------------------------------    ----------------   ------------
   TOTAL                                                                        $      7,514,805   $          0
                                                                                ================   ============

                                   SCHEDULE E
                          AGING OF POST-PETITION TAXES
                   (AS OF END OF THE CURRENT REPORTING PERIOD)

                                    0-30 DAYS    31-60 DAYS     61-90 DAYS     91+ DAYS     TOTAL
                                    ---------    ----------     ----------     --------     -----
TAXES PAYABLE
FEDERAL
      Income Tax Withholding        $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      FICA - Employee               $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      FICA - Employer               $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Unemployment (FUTA)           $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Income                        $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Other (Attach List)           $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
TOTAL FEDERAL TAXES                 $       0    $        0     $        0     $      0    $     0
                                    ---------    ----------     ----------     --------    -------
STATE AND LOCAL
      Income Tax Withholding        $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Unemployment (UT)             $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Disability Insurance (DI)     $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Empl. Training Tax (ETT)      $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Sales                         $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Excise                        $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Real property                 $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Personal property             $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Income                        $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
      Other (Attach List)           $       0                                              $     0
                                    ---------    ----------     ----------     --------    -------
TOTAL STATE & Local Taxes           $       0    $        0     $        0     $      0    $     0
                                    ---------    ----------     ----------     --------    -------
TOTAL TAXES                         $       0    $        0     $        0     $      0    $     0
                                    =========    ==========     ==========     ========    =======

                                   SCHEDULE F
                            PRE-PETITION LIABILITIES

                                                                     CLAIMED       ALLOWED
LIST TOTAL CLAIMS FOR EACH CLASSIFICATION -                          AMOUNT       AMOUNT (b)
                                                                     ------       ----------
      Secured claims (a)                                          $          0   $          0
                                                                  ------------   ------------
      Priority claims other than taxes                            $          0   $          0
                                                                  ------------   ------------
      Priority tax claims                                         $          0   $          0
                                                                  ------------   ------------
      General unsecured claims                                    $ 40,868,359   $ 40,868,359
                                                                  ------------   ------------
      (a)   List total amount of claims even it under secured.
                                                                  ------------
      (b)   Estimated amount of claim to be allowed after compromise or litigation. As an example, you are a defendant in a lawsuit alleging damage of $10,000,000 and a proof of claim is filed in that amount.
            You believe that you can settle the case for a claim of $3,000,000.
            For Schedule F reporting purposes you should list $10,000,000 as the
            Claimed Amount and $3,000,000 as the Allowed Amount.

                                   SCHEDULE G
                            RENTAL INCOME INFORMATION
                    NOT APPLICABLE TO GENERAL BUSINESS CASES

                                   SCHEDULE H
                  RECAPITULATION OF FUNDS HELD AT END OF MONTH

                                           ACCOUNT 1          ACCOUNT 2          ACCOUNT 3           ACCOUNT 4
                                           ---------          ---------          ---------           ---------
Bank                                    Merrill Lynch      Merrill Lynch      ABN Amro - Euro    ABN Amro - Pound
                                        ---------------    ---------------    ---------------    ----------------
Account Type                            Checking           Checking           Checking           Checking
                                        ---------------    ---------------    ---------------    ----------------
Account No.                             881-07A44          881-07A45          004514670220               40042375
                                        ---------------    ---------------    ---------------    ----------------
Account Purpose                         Depository         Depository         Depository         Depository
                                        ---------------    ---------------    ---------------    ----------------
Balance, End of Month                        $  250,387           $417,300            $50,488             $35,604
                                        ---------------    ---------------    ---------------    ----------------
Total Funds on Hand for all Accounts         $8,317,459
                                        ===============

Attach copies of the month end bank statement(s), reconciliation(s), and the check register(s) to the Monthly Operating Report.

                          SCHEDULE H
         RECAPITULATION OF FUNDS HELD AT END OF MONTH

                             ACCOUNT 5               ACCOUNT 6               ACCOUNT 7                  ACCOUNT 8
                             ---------               ---------               ---------                  ---------
Bank                       ABN Amro - CAD          ABN Amro - USD        Scotia Bank            Wells Fargo Concentration
                           -------------------     -----------------     ------------------     -------------------------
Account Type               Checking                Checking              Checking               Checking
                           -------------------     -----------------     ------------------     -------------------------
Account No.                460131877591            451046702241           800021021818                         4761063908
                           -------------------     -----------------     ------------------     -------------------------
Account Purpose            Depository              Depository            Depository             Operating
                           -------------------     -----------------     ------------------     -------------------------
Balance, End of Month                  $18,221                    $0                $38,045                   $ 7,523,991
                           -------------------     -----------------     ------------------     -------------------------

                                ACCOUNT 9              ACCOUNT 10             ACCOUNT 11               ACCOUNT 12
                                ---------              ----------             ----------               ----------
Bank                       Wells Fargo Payroll     Wells Fargo AP        Wells Fargo Secured     Merrill Lynch Trust Fund
                           -------------------     -----------------     -------------------    -------------------------
Account Type               Checking                Checking              Checking                Checking
                           -------------------     -----------------     -------------------    -------------------------
Account No.                4761063924              4174685024
                           -------------------     -----------------     -------------------    -------------------------
Account Purpose            Payroll                 Accounts Payable      Depository              Depository
                           -------------------     -----------------     -------------------    -------------------------
Balance, End of Month                  ($7,202)              ($9,518)                     $0                           $0
                           -------------------     -----------------     -------------------    -------------------------

                                ACCOUNT 13
                                ----------
Bank                       Petty Cash
                           -------------------
Account Type               Cash
                           -------------------
Account No.
                           -------------------
Account Purpose            Cash
                           -------------------
Balance, End of Month                     $143
                           -------------------

                             STATEMENT OF OPERATIONS
                             (GENERAL BUSINESS CASE)
                           For the Month Ended 05/31/03

           CURRENT MONTH
-----------------------------------
                                                                                                CUMULATIVE      NEXT MONTH
ACTUAL        FORECAST    VARIANCE                                                            (CASE TO DATE)     FORECAST
------        --------    --------                                                            --------------    ---------
                                           REVENUES:

                          $       0      1  Gross Sales                                       $            0
 ---------    --------    ---------                                                           --------------    ----------
                          $       0      2  less: Sales Returns & Allowances                  $            0
 ---------    --------    ---------                                                           --------------    ----------
 $       0    $      0    $       0      3  Net Sales                                         $   39,391,855    $        0
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0      4  less: Cost of Goods Sold (Schedule 'B')           $   37,668,400
 ---------    --------    ---------                                                           --------------    ----------
 $       0    $      0    $       0      5  Gross Profit                                      $    1,723,455    $        0
 ---------    --------                                                                        --------------    ----------
 $     862                $     862      6  Interest                                          $       61,495
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0      7  Other Income: Gain on Disposal of Business        $    2,478,068
 ---------    --------    ---------                       --------------------------------------------------    ----------
 $       0                $       0      8  Gain on Sale of Asset                             $      957,927
 ---------    --------    ---------         ----------------------------------------------------------------    ----------
                          $       0      9                                                    $            0
 ---------    --------    ---------         ----------------------------------------------    --------------    ----------
                                                                                              $            0
 ---------    --------                                                                        --------------    ----------
 $     862    $      0    $     862     10     TOTAL REVENUES                                 $    5,220,945    $        0
 ---------    --------    ---------                                                           --------------    ----------
                                           EXPENSES:

 $  14,404               ($  14,404)    11  Compensation to Owner(s)/Officer(s)               $      446,637
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     12  Salaries                                          $    4,371,988
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     13  Commissions                                       $      251,319
 ---------    --------    ---------                                                           --------------    ----------
 $  13,910               ($  13,910)    14  Contract Labor                                    $      219,669
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     15  Rent/Lease:                                       $            0
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     16     Real Property                                  $      696,453
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     17  Insurance                                         $      553,753
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     18  Management Fees                                   $            0
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     19  Depreciation                                      $      542,192
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     20  TAXES:                                            $      251,268
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     21    Real Property Taxes                             $       22,720
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     22    Other Taxes                                     $          566
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     23  Other Selling                                     $      968,063
 ---------    --------    ---------                                                           --------------    ----------
 $  15,754               ($  15,754)    24  Other Administrative                              $    4,273,704
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     25  Interest                                          $      805,761
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     26  Other Expenses:                                  ($       33,150)
 ---------    --------    ---------                         ------------------------------------------------    ----------
                          $       0     27                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------
                          $       0     28                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------
                          $       0     29                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------
                          $       0     30                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------
                          $       0     31                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------
                          $       0     32                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------
                          $       0     33                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------
                          $       0     34                                                    $            0
 ---------    --------    ---------       ------------------------------------------------    --------------    ----------

 ---------    --------    ---------                                                           --------------    ----------
 $  44,068    $      0   ($  44,068)    35     TOTAL EXPENSES                                 $   13,370,943    $        0
 ---------    --------    ---------                                                           --------------    ----------

 ---------    --------    ---------                                                           --------------    ----------
($  43,205)   $      0   ($  43,205)    36  SUBTOTAL                                         ($    8,149,998)   $        0
 ---------    --------    ---------                                                           --------------    ----------

 ---------    --------    ---------                                                           --------------    ----------
                          $       0     37  REORGANIZATION ITEMS:
 ---------    --------    ---------                                                           --------------    ----------
                          $       0     38  Provisions for Rejected Executory Contracts       $            0
 ---------    --------    ---------                                                           --------------    ----------
                          $       0     39  Interest Earned on Accumulated Cash from          $            0
 ---------    --------    ---------                                                           --------------    ----------
                                            Resulting Chp 11 Case                             $            0
                                                                                              --------------
                          $       0     40  Gain or (Loss) from Sale of Equipment             $            0
 ---------    --------    ---------                                                           --------------    ----------
 $       0                $       0     41  U.S. Trustee Quarterly Fees                       $       35,000
 ---------    --------    ---------                                                           --------------    ----------
                          $       0     42                                                    $            0
 ---------    --------    ---------       ------------------------------------------------------------------    ----------

 ---------    --------    ---------                                                           --------------    ----------
 $       0    $      0    $       0     43     TOTAL REORGANIZATION ITEMS                     $       35,000    $        0
 ---------    --------    ---------                                                           --------------    ----------

 ---------    --------    ---------                                                           --------------    ----------
($  43,205)   $      0   ($  43,205)    44  NET PROFIT (LOSS) BEFORE FEDERAL & STATE TAXES   ($    8,184,998)   $        0
 ---------    --------    ---------                                                           --------------    ----------
                          $      0      45  Federal & State Income Taxes
 ---------    --------    ---------                                                           --------------    ----------

 ---------    --------                                                                        --------------    ----------
($  43,205)   $      0   ($  43,205)    46  NET PROFIT (LOSS)                                ($    8,184,998)   $        0
 =========    ========    =========                                                           ==============    ==========

Attach an Explanation of Variance to Statement of Operations (For variances greater than +/- 10% only):

                  STATEMENT OF CASH RECEIPTS AND DISBURSEMENTS
                INCREASE/(DECREASE) IN CASH AND CASH EQUIVALENTS
                          For the Month Ended 05/31/03

                                                                             ACTUAL           CUMULATIVE
                                                                          CURRENT MONTH     (CASE TO DATE)
                                                                          -------------     --------------
   CASH RECEIPTS
 1      Rent/Leases Collected                                             $           0     $    1,166,418
                                                                          -------------     --------------
 2      Cash Received from Sales                                          $     134,573     $   15,373,119
                                                                          -------------     --------------
 3      Interest Received                                                 $         862     $       65,827
                                                                          -------------     --------------
 4      Borrowings                                                        $           0     $            0
                                                                          -------------     --------------
 5      Funds from Shareholders, Partners, or Other Insiders              $           0     $            0
                                                                          -------------     --------------
 6      Capital Contributions                                             $           0     $            0
                                                                          -------------     --------------
 7      Non AR Receipts                                                   $         878     $      135,283
        ----------------------------------------------------              -------------     --------------
 8      Cash Collected on Behalf of Digital River                         $           0     $      446,796
        ----------------------------------------------------              -------------     --------------
 9      Softchoice                                                        $           0     $    1,813,089
        ----------------------------------------------------              -------------     --------------
10      Cash received from the Sale of Assets                             $           0     $      204,596
        ----------------------------------------------------              -------------     --------------
        Cash received from sale of stock                                  $   2,060,230     $    2,060,230
        ----------------------------------------------------              -------------     --------------
11      Deposit refund                                                    $           0     $      565,410
        ----------------------------------------------------              -------------     --------------

                                                                          -------------     --------------
12      TOTAL CASH RECEIPTS                                               $   2,196,542     $   21,830,768
                                                                          -------------     --------------

   CASH DISBURSEMENTS
13      Payments for Inventory                                            $           0     $    7,003,765
                                                                          -------------     --------------
14      Selling                                                           $           0     $      202,015
                                                                          -------------     --------------
15      Administrative                                                    $      22,466     $    2,145,262
                                                                          -------------     --------------
16      Capital Expenditures                                              $           0     $            0
                                                                          -------------     --------------
17      Principal Payments on Debt                                        $           0     $            0
                                                                          -------------     --------------
18      Interest Paid                                                     $           0     $            0
                                                                          -------------     --------------
        Rent/Lease:                                                                         $            0
                                                                                            --------------
19           Personal Property                                                              $            0
                                                                          -------------     --------------
20           Real Property                                                $           0     $    1,808,210
                                                                          -------------     --------------
        Amount Paid to Owner(s)/Officer(s)                                                  $            0
                                                                                            --------------
21           Salaries                                                     $      14,404     $      520,211
                                                                          -------------     --------------
22           Draws                                                        $           0     $            0
                                                                          -------------     --------------
23           Commissions/Royalties                                        $           0     $            0
                                                                          -------------     --------------
24           Expense Reimbursements                                       $           0     $      185,852
                                                                          -------------     --------------
25           Other - Subcontractor Labor                                  $           0     $    1,194,415
                                                                          -------------     --------------
26      Salaries/Commissions (less employee withholding)                  $           0     $    2,075,520
                                                                          -------------     --------------
27      Management Fees                                                                     $            0
                                                                          -------------     --------------
        Taxes:                                                                              $            0
                                                                                            --------------
28           Employee Withholding                                         $       7,680     $    1,330,971
                                                                          -------------     --------------
29           Employer Payroll Taxes                                       $         320     $      264,389
                                                                          -------------     --------------
30           Real Property Taxes                                                            $            0
                                                                          -------------     --------------
31           Other Taxes                                                  $           0     $       17,511
                                                                          -------------     --------------
32      Other Cash Outflows:                                                                $            0
                                                                          -------------     --------------
33           Deposits                                                     $           0     $      201,085
             -----------------------------------------------              -------------     --------------
34           Prepetition payments                                         $           0     $       81,466
             -----------------------------------------------              -------------     --------------
35           401k                                                         $           0     $      232,064
             -----------------------------------------------              -------------     --------------
36           Employee benefits                                            $           0     $      467,664
             -----------------------------------------------              -------------     --------------
37           Payments made to Digital River                               $           0     $      322,974
             -----------------------------------------------              -------------     --------------
                                                                          $           0     $      640,023
                                                                          -------------     --------------

                                                                          -------------     --------------
38      TOTAL CASH DISBURSEMENTS:                                         $      44,869     $   18,053,375
                                                                          -------------     --------------

                                                                          -------------     --------------
39 NET INCREASE (DECREASE) IN CASH                                        $   2,151,673     $    3,777,393
                                                                          -------------     --------------

                                                                          -------------     --------------
40 CASH BALANCE, BEGINNING OF PERIOD                                      $   6,165,786     $    5,180,090
                                                                          -------------     --------------

                                                                          -------------     --------------
41 CASH BALANCE, END OF PERIOD                                            $   8,317,459     $    8,957,482
                                                                          =============     ==============

                              MONTHLY TAX STATEMENT

CASE NAME: BEYOND.COM CORPORATION

CASE NUMBER: 02-50441

MONTH REPORTED: 5/31/03

   PERIOD ENDING:        05/15/03    05/31/03    TOTAL
-------------------------------------------------------
GROSS PAYROLL             11,042      11,042     22,083
-------------------------------------------------------
FEDERAL TAX WITHHELD       3,006       3,006      6,012
-------------------------------------------------------
STATE TAX WITHHELD           834         834      1.668
-------------------------------------------------------
EMPLOYER TAX                 160         160        320
-------------------------------------------------------
REMITTANCE TO IRS          3,166       3,166      6,332
-------------------------------------------------------
DATE REMITTED            05/15/03    05/31/03
-------------------------------------------------------
REMITTANCE TO EDD            834         834      1,668
-------------------------------------------------------
DATE REMITTED            05/15/03    05/31/03
-------------------------------------------------------
GROSS SALES (2)                -           -          -
-------------------------------------------------------
REMITTANCE TO SEE              -           -          -
-------------------------------------------------------
DATE REMITTED                  -           -          -
-------------------------------------------------------
OTHER TAXES                    -           -          -
-------------------------------------------------------
REMITTANCE                     -           -          -
-------------------------------------------------------
BATE REMITTED                  -           -          -
-------------------------------------------------------

I declare under penalty of perjury under the laws of the United States of America that he foregoing is true and correct.

Date:________________________   Signature:______________________________________

                                Print Name:_____________________________________

To comply with the Court's Order for Payment of State and Federal Taxes and the U.S. Trustee Guidelines, attach the signed original of this statement to the Monthly Operating Report filed with the court and attach a copy to the copy of the Monthly Operating Report served on the United States Trustee. This statement is due on or before the 20th day of the month following the month being reported.

List only gross sales subject to sales tax (i.e. do not list exempy sales and services).